     As filed with the Securities and Exchange Commission on April 30, 1999.

                                                     Registration Number 2-18269
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington D.C. 20549

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

     Post-Effective Amendment No. 44

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No. 44


                         Mairs and Power Balanced Fund, Inc.
                  (Exact Name of Registrant as Specified in Charter)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                         W-1420 First National Bank Building
                                 332 Minnesota Street
                               St. Paul, MN  55101-1363
              (Address of Principal Executive Offices)       (Zip Code)
          Registrant's Telephone Number, Including Area Code: (651) 222-8478
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             William B. Frels, President
                         W-1420 First National Bank Building
                                 332 Minnesota Street
                               St. Paul, MN  55101-1363
                       (Name and Address of Agent for Service)

                                   with copies to:
                            Christopher C. Cleveland, Esq.
                               Briggs and Morgan, P.A.
                                   2400 IDS Center
                                Minneapolis, MN  55402
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box)

/X/    immediately upon filing pursuant to paragraph (b)
/ /    on (date) pursuant to paragraph (b)
/ /    60 days after filing pursuant to paragraph (a)(1)
/ /    on (date) pursuant to paragraph (a)(1)
/ /    75 days after filing pursuant to paragraph (a)(2)
/ /    on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:   Common Stock, $.10 par value per share

                               ------------------------

                                   MAIRS AND POWER
                                 BALANCED FUND, INC.

                               ------------------------


PROSPECTUS
April 30, 1999


W-1420 FIRST NATIONAL BANK BLDG.
332 MINNESOTA STREET
ST. PAUL, MN  55101-1363
651-222-8478

OBJECTIVE

The objective of the Fund is to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of volatility by investing in a diversified list of securities including bonds, preferred stocks, common stocks, and other securities convertible into common stock.

ADDITIONAL INFORMATION ABOUT THE FUND

This Prospectus, which should be kept for future reference, is designed to set forth the information you should know before you invest. A "Statement of Additional Information" dated April 30, 1999, contains more information about the Fund and has been filed with the Securities and Exchange Commission. It is incorporated by reference into this Prospectus. You may obtain a copy of the Statement, without charge, by writing to the Fund or by calling the Fund at 651-222-8478.

FEES AND EXPENSES

The Fund is offered on a no-load basis, which means that you pay no sales charge for the purchase or sale of Fund shares and no 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, and administrative services, which are included in annual fund operating expenses.

The Securities and Exchange Commission has not determined if the information in this prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.


TABLE OF CONTENTS
-----------------
Risk/Return Summary. . . . . . . . . . . . . . . . . . . . . . . . . . .  3

Principal Risks of Investing in the Fund . . . . . . . . . . . . . . . .  3

Bar Chart and Performance Table. . . . . . . . . . . . . . . . . . . . .  5

Fees and Expenses of the Fund. . . . . . . . . . . . . . . . . . . . . .  6

Investment Objective and Policies and Related Risks. . . . . . . . . . .  7

Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . .  9

Management's Discussion on Fund Performance. . . . . . . . . . . . . . .  9

Comparison Chart (Fund, S & P 500 Index, Consumer Price Index) . . . . . 10

Types of Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

Purchasing Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . 11

Redeeming Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

Transferring Registration. . . . . . . . . . . . . . . . . . . . . . . . 14

Dividends, Capital Gains and Taxes . . . . . . . . . . . . . . . . . . . 15

Determining Net Asset Value Per Share. . . . . . . . . . . . . . . . . . 16

Other Shareholder Services . . . . . . . . . . . . . . . . . . . . . . . 16

Condensed Financial Information. . . . . . . . . . . . . . . . . . . . . 18

RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

The objective of the Fund is to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of volatility by investing in a diversified list of securities including bonds, preferred stocks, common stocks and other securities convertible into common stock.

PRINCIPAL INVESTMENT STRATEGIES

We expect that the Fund's assets will be invested in various types of securities, the proportion of which will vary from time to time in accordance with the judgment of Mairs and Power, Inc., the Fund's investment adviser.

The Fund seeks to achieve its objective by:

- Investing in a list of holdings that is diversified by both security type and by industry.

- Generally investing at least 25% of its assets in non-convertible fixed income securities.

- Emphasizing investments in common stock and other securities convertible into common stock.

-    Keeping its assets reasonably fully invested at all times.

- Holding cash equivalent investments (money market funds and other short-term investments) from time to time as a buying reserve to better enable the Fund to meet its objective.

- Keeping portfolio turnover relatively modest compared to other balanced mutual funds.

- Investing primarily in higher rated investment grade fixed income securities (Baa or better by Moody's Investors Service). Lower rated fixed income securities may be purchased if, in the opinion of the Investment Adviser, the potential reward outweighs the incremental risk.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     All investments have risks. Although the Fund cannot eliminate all risk, it seeks to moderate risk by investing in a diversified portfolio. The Fund is designed for long-term investors. Shareholders should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. There can be no assurance, of course, that the Fund will achieve its objective.

     Risks of investing in the Fund include:

- Adverse market conditions (the chance that stock prices in general will fall, sometimes suddenly and sharply).

- Volatility in the market prices of equity securities (which are generally subject to greater price fluctuations than prices of fixed income securities, such as bonds and other debt obligations). Equity prices may fluctuate markedly over the short-term due to:

          1)  Changing market conditions,
          2)  Interest rate fluctuations, and
          3)  Various economic and political factors.

- Credit risk, which is the risk that the issuer of a debt security will fail to make payments when due.

- Call risk, which is the risk that a debt security will be redeemed prior to its maturity. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates.

- Interest rate risk, which is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. In general, when interest rates rise, the value of a fixed-rate debt security declines. Conversely, when interest rates decline, the value of a fixed-rate debt security generally increases.

-    Loss of money is a risk of investing in the Fund.

BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in the Mairs and Power Balanced Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for one, five and ten years compare to those of the CDA/Wiesenberger Balanced-Domestic Fund Index and the S & P 500, a broad-based market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

[GRAPHIC]




                1989    1990    1991     1992    1993     1994     1995     1996    1997    1998
Percentage     17.7%    1.4%   25.9%     5.9%   10.9%    -2.1%    30.0%    17.9%   28.0%   14.2%




During the 10-year period shown in the bar chart, the highest return for a quarter was +13.3% (quarter ending June 30, 1997) and the lowest return for a quarter was -5.9% (quarter ending September 30, 1998).




----------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (for periods ending
              December 31, 1998)                       Past One Year         Past Five Years            Past Ten Years
----------------------------------------------------------------------------------------------------------------------
        Mairs and Power Balanced Fund                      +14.2%                +17.0%                    +14.5%
----------------------------------------------------------------------------------------------------------------------
              CDA/Wiesenberger
         Balanced-Domestic Fund Index*                     +13.1%                +13.5%                    +12.9%
----------------------------------------------------------------------------------------------------------------------
                  S & P 500*                               +28.7%                +24.1%                    +19.2%
----------------------------------------------------------------------------------------------------------------------

* The CDA/Wiesenberger Balanced-Domestic Fund Index is an index presently consisting of 340 domestic balanced funds.

* The S & P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

FEES AND EXPENSES OF THE FUND

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

              SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)




Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) . . . None
Maximum Deferred Sales Charge (Load) . . . . . . . . . . . . . . . . . . . . . . . . . . . None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions. . . . None
Redemption Fee (as a percentage of amount redeemed). . . . . . . . . . . . . . . . . . . . None
Exchange Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . None


   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                       FOR THE YEAR ENDED DECEMBER 31, 1998
                      (AS A PERCENTAGE OF AVERAGE NET ASSETS)


Management Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.60%
Distribution (12b-1) Fees. . . . . . . . . . . . . . . . . . . . . . . . None
Other Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .0.31%
                                                                        -----
Total Annual Fund Operating Expenses . . . . . . . . . . . . . . . . . .0.91%


The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 YEAR    3 YEAR    5 YEAR    10 YEAR
               ------    ------    ------    -------
                $93       $291      $506     $1,123


You would pay the following expenses if you did not redeem your shares:

               1 YEAR    3 YEAR    5 YEAR    10 YEAR
               ------    ------    ------    -------
                $93       $291      $506     $1,123


Although these examples are based on actual expenses in the most recent year, they should not be considered a representation of past or future expenses because actual expenses in future years may be greater or less than those shown. These examples are for comparison only.

INVESTMENT OBJECTIVE AND POLICIES AND RELATED RISKS

INVESTMENT OBJECTIVE AND POLICIES.   The Fund's objective is to provide its
shareholders with regular current income, the potential for capital appreciation and a moderate level of volatility by investing in a diversified list of securities including bonds, preferred stocks, common stocks and other securities convertible into common stock. It is expected that the Fund's assets will be invested in various types of securities, the proportion of which will vary from time to time in accordance with the judgment of Mairs and Power, Inc., the Fund's investment adviser. The Fund seeks to achieve its objective by investing in a list of holdings that is diversified by both security type and by industry. While it is expected that at least 25% of the Fund's assets will be invested in non-convertible fixed income securities, the dominant portfolio emphasis will be on common stock and other securities convertible into common stock. Assets of the Fund are expected to be reasonably fully invested at all times. Cash equivalent investments (money market funds and other short-term investments) may be held from time to time as a buying reserve to better enable the Fund to meet its objective. Portfolio turnover is expected to be relatively modest when compared to other balanced mutual funds. Although the Fund will invest primarily in higher rated investment grade fixed income securities (Baa or better by Moody's Investors Service), lower rated fixed income securities may be purchased if, in the opinion of the Investment Adviser, the potential reward outweighs the incremental risk.

     A detailed description of the Fund's investment limitations is contained in the Statement of Additional Information. Such limitations are fundamental policies, which means the Fund's objectives cannot be changed without the approval of a majority of the Fund's shareholders, as defined in the Statement of Additional Information.


RISKS.   All investments have risks.  Although the Fund cannot eliminate all risk, it seeks to moderate risk by investing in a diversified portfolio. Long-term investors, for whom the Fund is designed, should be prepared to accept fluctuations in portfolio value as the Fund seeks to achieve its investment objective. There can be no assurance, of course, that the Fund will achieve its objective. Loss of money is a risk of investing in the Fund.

MARKET CONDITIONS. The Fund is subject to the general risk of adverse market conditions for equity securities. The market prices of equity securities are generally subject to greater volatility than prices of fixed income securities, such as bonds and other debt obligations. Although equity securities have historically demonstrated long-term increases in value, their prices may fluctuate markedly over the short-term due to changing market conditions, interest rate fluctuations and various economic and political factors.

CREDIT RISK.   The Fund invests in debt securities and is subject to credit risk, which is the risk that the issuer of a debt security will fail to make payments when due. Securities issued or guaranteed by the United States Government generally are viewed as carrying minimal credit risk. Securities issued by governmental entities but not backed by the full faith and credit of the United States, and securities issued by private entities, are subject to higher levels of credit risk. Investors in the Fund bear the risk that payment defaults could cause the value of the Fund's investment portfolio to decline.


INTEREST RATE RISK.   The Fund invests in fixed-rate debt securities and is
subject to interest rate risk, which is the risk that the value of a fixed-rate debt security will decline due to changes in market interest rates. When interest rates rise, the value of a fixed-rate debt security generally decreases. When interest rates decline, the value of a fixed-rate debt security generally increases. The final maturity of the debt also will affect interest rate risk and price volatility of the portfolio. Generally, a debt security with a longer maturity will have greater price volatility as a result of interest rate changes than a debt security with a shorter maturity. Consequently, investors in the Fund bear the risk that increases in market interest rates will cause the value of the investment portfolio to decline.

CALL RISK.   The Fund invests in corporate bonds, which are subject to call risk. Corporate bonds and some securities issued by United States agencies may be called (redeemed) at the option of the issuer at a specified price before reaching their stated maturity date. This risk increases when market interest rates are declining, because issuers may find it desirable to refinance by issuing new bonds at lower interest rates. If a bond held by the Fund is called during a period of declining interest rates, the Fund will likely invest the proceeds received by it at a lower interest rate than that of the called bond, causing a decrease in the Fund's income.

MORTGAGE RELATED AND OTHER ASSET-BACKED SECURITIES.   Mortgage-backed
securities are securities representing interests in pools of mortgage loans secured by residential or commercial real estate. Payments of interest and principal on the mortgage-backed securities are generally made monthly by passing through the monthly payments made by the individual borrowers on the mortgage loans in the pool (net of any interest rate spread and fees paid to the issuer or guarantor of the securities). The Fund bears a risk of early repayment of principal on some mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure). Additionally, if the Fund has purchased the security at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities.

Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U. S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation). Mortgage-backed securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies and mortgage bankers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage originators.

FUND MANAGEMENT.   The Fund's performance depends on the active management by the Investment Adviser, Mairs and Power, Inc., in selecting and maintaining a portfolio of securities which will achieve the Fund's investment objectives. The Fund could under-perform compared to other Funds having similar investment objectives.

YEAR 2000. As with other mutual funds, Year 2000 issues create risks for the Fund. The Year 2000 problem arises principally from computer programs that use two digits rather than four to define a year. If uncorrected, computer systems may be unable to recognize and process information beyond the year 1999. Computer system failures could delay or disrupt pricing and securities trading for the Fund and the processing of investors' accounts. In addition, the value of the Fund's portfolio securities could be negatively affected if the issuers of those securities have not adequately addressed Year 2000 issues.

The Fund is actively addressing Year 2000 issues affecting its own computer systems and is working with its transfer agent and custodian and other third party providers to ensure that all of the systems upon which the Fund depends will be Year 2000 compliant. Additionally, the Fund is reviewing the potential effect of Year 2000 issues on the companies held in its investment portfolio.

The Fund's investment adviser has initiated a comprehensive compliance plan to address Year 2000 issues that may affect its management of the Fund. The Investment Adviser has replaced all internal computer hardware, installed new software and is in the process of installing upgrades for vendor supplied programs. As they are replaced, these systems and other outside data interfaces are being tested and corrected, if needed. The Investment Adviser is also contacting appropriate third party service providers and the issuers of securities held in the Fund's portfolio to determine their readiness and compliance. Certain Year 2000 risks, particularly those affecting the Fund's portfolio companies, are beyond the control of the Fund and its Investment Adviser and create undetermined risks for the Fund.

MANAGEMENT OF THE FUND

The Board of Directors has overall responsibility for the Fund. The Fund employs Mairs and Power, Inc. as its investment adviser to manage the Fund's investment portfolio and certain other business affairs. Mairs and Power, Inc. is compensated by the Fund at the rate of one-twentieth of one percent of the Fund's month-end net asset value (0.6% annually), computed and paid each month. Mairs and Power, Inc. has managed mutual funds since 1958 and has provided investment counsel services in St. Paul since 1931. It is located at W-1420 First National Bank Building, 332 Minnesota Street, St. Paul, Minnesota 55101-1363.

William B. Frels, Vice President and Treasurer of Mairs and Power, Inc. is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Frels has been an officer and director of Mairs and Power, Inc. since July 1992.

Firstar Bank Milwaukee, N.A., 615 East Michigan Street, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 acts as Custodian for the Fund. Firstar controls all securities and cash for the Fund, receives and pays for securities purchased, delivers against payments for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services. Firstar is not affiliated with the Fund or Investment Adviser.

Mairs and Power, Inc. acts as the Fund's Transfer Agent and Dividend Disbursing Agent and is reimbursed for all expenditures incurred in the discharge of these duties.


MANAGEMENT'S DISCUSSION ON FUND PERFORMANCE

1998 IN REVIEW

In line with the overall stock market, the Fund recorded its fourth consecutive year of "double digit" returns in 1998. Although not as high as in recent years, the Fund earned a solid full year total investment return of 14.2% after adjustment for the reinvestment of cash dividends and capital gain distributions. This compared to higher respective returns of 28.7% and 18.1% for the Standard & Poor's 500 and DJIA and a lesser return of 9.5% for the Lehman Bros. Gov't/Corp. Bond Index. Relative to other comparable mutual funds, the Fund ranked 128th within a CDA/Wiesenberger universe of 340 domestic balanced funds.

The past year marked the seventh straight year of economic growth since the current expansion began in 1991. Real GDP rose an above average 3.9% (preliminary basis) matching 1997's rate largely because of continued strength in consumer spending. This in turn reflected strong employment growth and a declining savings rate. Inflation remained well contained at 1% on the GDP deflator and 1.6% for the Consumer Price Index despite strong economic growth and a low unemployment rate. Corporate operating earnings are estimated to have increased in the mid "single digits" although special charges may have held net earnings at the previous year's level. Last year's economic performance was all the more impressive considering the many problems being faced in other parts of the world such as Asia/Pacific, Latin America and Russia.

Over the course of the year, the Fund continued to hold more than half of its assets in common stocks (65.4% at year end) with the balance invested in a combination of bonds (corporate and Federal Government), convertible bonds and preferred stock (convertible and non-convertible). The fund remained pretty fully invested throughout the year with cash reserves of only 3.0% at year end.

             ------------------------------------------------------------
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN FUND,
                    S & P 500 INDEX, AND THE CONSUMER PRICE INDEX
             ------------------------------------------------------------


[CHART]

      1988  1989  1990  1991  1992  1993  1994  1995  1996  1997  1998
      ----  ----  ----  ----  ----  ----  ----  ----  ----  ----  ----
MPB   10.0  11.8  11.9  15.0  15.9  17.6  17.3  22.4  26.5  33.9  38.9
S&P   10.0  13.2  12.7  16.0  17.9  19.7  20.0  27.5  33.8  45.1  57.1
CPI   10.0  10.5  11.0  11.5  11.9  12.2  12.5  12.8  13.2  13.5  13.7


------------------------------------------
     Average Annual Total Returns
------------------------------------------
1 Year         5 Year         10 Year
------------------------------------------
14.2%          17.0%          14.5%
------------------------------------------


PAST INVESTMENT RESULTS SHOULD NOT BE TAKEN AS NECESSARILY REPRESENTATIVE OF FUTURE PERFORMANCE.

TYPES OF ACCOUNTS

The Fund offers several different types of accounts. The Fund's regular purchase application form can be used to establish the following types of accounts:

-    Accounts for one or more people (single or joint accounts).

-    Accounts for a minor child (UGMA/UTMA-Uniform Gifts/Transfers to Minors
     Act).  Age of majority and other requirements are set by state law.

- Trust Accounts. These accounts may require pages of the Trust document which name the individuals authorized to act.

- Third-Party Trustee Retirement Investments (Firstar Bank Milwaukee is not the custodian or trustee).

- Accounts opened for an organization such as a corporation, partnership or other entity. These accounts may require a corporate resolution or other document to name the individuals authorized to act.

The following types of Retirement Accounts can be established by using the Mairs and Power Balanced Fund, Inc. IRA (Individual Retirement Account) Application form:

-    Traditional IRA.

-    Roth IRA.

-    SEP-IRA (Simplified Employee Pension Plan Account).

-    SIMPLE IRA (Savings Incentive Match Plan for Employees Account).

Firstar Bank Milwaukee is the Custodian for the above retirement accounts. For further information on retirement accounts, please ask for the Individual Retirement Account Disclosure Statement & Custodial Account Agreement. You may also call the Fund at 651-222-8478 to ask questions about investing for retirement.

PURCHASING SHARES

You may purchase shares of the Fund through Mairs and Power, Inc., the Fund's Transfer Agent at the Fund's office in St. Paul. The price you pay per share will be the net asset value computed after the close of trading on the New York Stock Exchange (the "Exchange") generally 3:00 p.m. Central Time. Your purchase will have no sales charge or marketing fees included in the price of the Fund shares. Purchase orders received on a day the Exchange is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day. Purchase orders received after the close of trading on a day the Exchange is open for trading will be valued as of the close of trading on the next day the Exchange is open.

An initial purchase must be at least $2,500 ($1,000 for an IRA account) and each subsequent purchase must be at least $100, although the Fund reserves the right to waive or change these minimums at its discretion. All applications to purchase capital stock are subject to acceptance or rejection by authorized officers of the Fund and are not binding until accepted. Applications will not be accepted unless accompanied by payment in U.S. funds. Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union. The Fund will not accept payment in cash or third party checks for the purchase of shares.

The Fund reserves the right to reject applications for the following reasons:

-    Applications received without payment.

- Payment made by check that does not clear, your purchase will be canceled. A $25 fee will be charged by the Fund against a shareholder's account, in addition to any loss sustained by the Fund.

-    Individuals who previously tried to purchase shares with a bad check.

- Individuals who omit their social security number or tax identification number or applications which do not include a certified social security or tax identification number.

- Other purchase applications that would be considered disadvantageous to shareholders.

The Fund and its agents reserve the right to cancel or rescind any purchase if:

- An account has engaged in excessive trading or fraud. Notice will be given to the shareholder within five business days of the trade to freeze the account and temporarily suspend services.

- Notice has been received of a dispute between the registered or beneficial account owners.

-    There is reason to believe a fraudulent transaction may occur.

-    Instructions are received and believed not to be genuine.

Stock certificates will not ordinarily be issued unless you make a request for a certificate in writing. The Fund will invest the entire dollar amount of each purchase order in full and fractional Fund shares. Income dividends and capital gains distributions will be reinvested for you in additional full and fractional shares unless you request that income dividends and/or capital gains distributions be paid in cash.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit of purchase applications in the mail or with such other services does not constitute receipt by the Transfer Agent or the Fund.

                                   MAILING ADDRESS

                         Mairs and Power Balanced Fund, Inc.
                         W-1420 First National Bank Building
                                 332 Minnesota Street
                           St. Paul, Minnesota  55101-1363

REDEEMING SHARES

You may redeem for cash all or a portion of your shares in the Fund by instructing the Fund at its office in St. Paul, Minnesota. Your shares will be redeemed at the net asset value computed after the receipt of an acceptable redemption request by the Fund. The price you receive for your redemption of shares will be the net asset value computed after the close of trading on the New York Stock Exchange on that day, generally 3:00 p.m. Central Time. If your request for redemption of shares is received after the close of trading on that day, your redemption request will be valued as of the close of trading on the next day the New York Stock Exchange is open. Your redemption request must be in "good order" before your proceeds can be released. This means the following will be required:

(a) A letter of instruction or a stock assignment specifying the account number, number of shares or dollar amount to be redeemed, signed by all owners of the shares exactly as their names appear in the Fund's shareholder records. If certificates have been issued representing shares to be redeemed, they must accompany the letter.

(b) A guarantee of the signature of each owner by an eligible signature guarantor such as a U.S. commercial bank, trust company, or member of the New York Stock Exchange for redemption requests greater than $10,000.

(c) In the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans, other supporting legal documents may be required.

(d) A guarantee of the signature of each owner by an eligible signature guarantor such as a U.S. commercial bank, trust company, or member of the New York Stock Exchange, if the address of record has been changed within the 15 days preceding any redemption.

(e) If your redemption request is from an IRA or other retirement plan, you must indicate on the redemption request whether or not to withhold federal income tax. If you fail to indicate an election not to have tax withheld, you will be subject to withholding.


If the proceeds of any redemption are requested to be made payable to or sent to other than the address of record, the signature(s) on the request must be guaranteed by an eligible signature guarantor such as a U.S. commercial bank, trust company, or member of the New York Stock Exchange.

If any portion of the shares you are redeeming represent an investment made by check, we may delay the payment of the redemption proceeds until our transfer agent is reasonably satisfied that your check has been collected. This may take up to 12 days from the purchase date.

We will mail your payment to you for the shares you are redeeming typically within one or two business days. The payment will be mailed no later than the seventh business day after the redemption request is received by the Transfer Agent or within such shorter period as may legally be required. The redemption request must be in good order as stated above.

The Fund may be required to withhold federal income tax at a rate of 31% (backup withholding) from dividend payments, distributions, and redemption proceeds if you fail to submit to us your social security or tax identification number. You also must certify that the number is correct and that you are not subject to backup withholding. The certification is included as part of the purchase application form. If you do not have a social security number, you should indicate on the purchase form that an application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

If you have additional questions regarding the redemption procedure you should contact the Fund.

The right of redemption may be suspended or the date of payment may be postponed as follows:

(1) During weekend or holiday closings, or when trading is restricted as determined by the Securities and Exchange Commission ("SEC").

(2) During any period when an emergency exists as determined by the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to fairly determine the value of its net assets.

(3)    For such a period as the SEC may permit.

Once your redemption order is received and accepted by the Fund, you may not revoke or cancel it. The redemption value may be worth more or less than the price originally paid for the shares, and you may realize a gain or loss on redemption.

TRANSFERRING REGISTRATION

If you request a change in your account registration -- such as changing the name(s) on your account, or transferring your shares to another person or legal entity -- you must submit your request in writing. A signature guarantee is required which must be obtained from an eligible signature guarantor such as a U.S. commercial bank, trust company, or member of the New York Stock Exchange. Please call the Fund at (651)-222-8478 for full instructions.

DIVIDENDS, CAPITAL GAINS AND TAXES

The Fund distributes all of its net investment income to shareholders in the form of quarterly dividends. The dividend payments are normally made in March, June, September and December. If a capital gain is realized, the Fund will distribute it near year-end in the year in which such gains are realized. Dividends and capital gains which are not reinvested by you are paid to you by check. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, your distribution option will be changed to reinvestment. Your distribution check will be reinvested into your account at the Fund's current net asset value per share (NAV). All subsequent distributions will be reinvested in shares of the Fund. No interest will accrue on the amount represented by uncashed distribution checks.

The Fund intends to comply, as it did in 1998, with the special provisions of Subchapter M of the Internal Revenue Code that relieve it from federal income tax on net investment income and capital gains currently distributed to shareholders. The Internal Revenue Code requires all regulated investment companies to pay a nondeductible 4% excise tax if less than 98% of ordinary income and 98% of capital gains are paid out to shareholders during the year in which they are earned or realized. The Fund intends to distribute income and capital gains in such a manner as to avoid this excise tax.

As a shareholder you will be subject to federal income tax at ordinary rates on the distribution of dividend income. Short-term capital gains, if any, are also subject to federal income tax at ordinary rates. Distributions of net long-term capital gains are taxable to you as long-term capital gain regardless of the length of time you have held your shares of the Fund. Long-term capital gains are subject to 10% (for investors in the 15% tax bracket) or 20% (for investors in the 28% tax bracket or higher) tax rates.

Dividends and distributions will be taxable whether you received them in cash or reinvested them in additional shares of the Fund. In January, we will send you Form 1099-DIV indicating the tax status of any dividend and capital gains distributions made to you during the previous year. This information is also reported to the IRS. Distributions may also be subject to state and local taxes. All of the Fund's ordinary dividends will be eligible for the 70% deduction for dividends received by corporations.

The Fund's dividends and distributions are paid on a per share basis. When the dividend and capital gain payments are made, the value of each share will be reduced by the amount of the payment. If you purchase shares shortly before the payment of a dividend or a capital gains distribution, you will pay the full price for the shares and then receive some portion of the price back as a taxable dividend or capital gain.

The above statements are a general summary of current federal income tax law regarding the Fund. You should consult with your own tax adviser regarding federal, state and local tax consequences of an investment in the Fund.

DETERMINING NET ASSET VALUE PER SHARE

The Fund's share price, also called its net asset value, or NAV, is calculated once daily after the close of trading on the New York Stock Exchange, generally 3:00 p.m., Central Time on each day the New York Stock Exchange is open for trading. As a result, shares of the Fund will not be priced on the days which the Exchange is closed: New Year's Day, Martin Luther King, Jr. Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

     Net Asset Value = Total Assets - Liabilities
                       ----------------------------
                       Number of Shares Outstanding

Securities traded on one or more of the national securities exchanges or Nasdaq are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on Nasdaq, or if there were no sales on that day, the most recent sales price. All other securities are valued at the mean between the bid and the asked price. For securities where quotations are not readily available, or where the last quoted price is not considered representative of the value of that security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the investment adviser, Mairs and Power, Inc.

The Fund's securities may be valued based on valuations provided by an independent pricing service. These valuations are reviewed by Mairs and Power, Inc. If Mairs and Power, Inc. believes that a valuation received from the service does not represent a fair value, it values the security by a method that the Adviser believes will determine a fair value.

OTHER SHAREHOLDER SERVICES

The following reports will be sent to you as a shareholder:

- A confirmation statement each time you buy or sell Fund shares, as well as quarterly confirmation statements detailing the income dividend and capital gain distributions made by the Fund. The trade date and amount of your transaction will be confirmed. The confirmation will also set forth the market value of your account at the close of the statement period.

- Fund Financial Reports (Quarterly and Annual Reports) will be mailed to you in February, May, August and November. These reports include the performance of the Fund, a report from the Fund Adviser, as well as a listing of the Fund's holdings and other financial statements.

- Tax Statements will generally be mailed in January and report to you the previous year's dividend and capital gain distribution, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.

Systematic Withdrawals - You may arrange to have quarterly or monthly withdrawals of cash from an account by sending a systematic withdrawal request to the Fund. Withdrawal payments are derived from the redemption of sufficient shares from a shareholder's account to meet the designated payments. The withdrawal plan may be terminated at any time by writing to the Fund. The minimum investment to establish a systematic withdrawal program is $10,000.

The following mailing address of the Fund should be used for purchase orders, redemption requests, and correspondence. Overnight mail should also use this address:


                         Mairs and Power Balanced Fund, Inc.
                         W-1420 First National Bank Building
                                 332 Minnesota Street
                               St. Paul, MN  55101-1363

CONDENSED FINANCIAL INFORMATION

The following table shows certain important financial information which may help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. The total investment returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, independent auditors. The financial statements and auditors' report may be found in the Fund's most recent annual report which you may obtain, without charge, by writing to or calling the Fund at the number listed on the front of this Prospectus.

                                 FINANCIAL HIGHLIGHTS

               (SELECTED PER SHARE DATA AND RATIOS -- FOR EACH SHARE OF
                  CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            YEAR  ENDED DECEMBER 31
                                                    1998             1997             1996             1995              1994
                                               ---------------------------------------------------------------------------------
PER SHARE

Net Asset Value, Beginning of Year                $ 45.52          $ 36.84          $ 32.70          $ 26.21           $ 28.19

Income From Investment Operations:
   Net Investment Income                            1.29*            1.18             1.09             1.01              1.05

   Net Realized and Unrealized Gains
     (Losses) on Investment                         5.08             9.04             4.69             6.78             (1.63)
                                                  -------          -------          -------          -------           --------

Total From Investment Operations                    6.37            10.22             5.78             7.78             (0.58)

Less Distributions:
   Dividends (from net investment income)          (1.24)           (1.19)           (1.10)           (1.02)            (1.03)

   Distributions (from capital gains)              (0.60)           (0.35)           (0.54)           (0.28)            (0.37)
                                                  -------          -------          -------          -------           --------

Total Distributions                                (1.84)           (1.54)           (1.64)           (1.30)            (1.40)
                                                  -------          -------          -------          -------           --------

Net Asset Value, End of Year                      $ 50.05          $ 45.52          $ 36.84          $ 32.70           $ 26.21
                                                  -------          -------          -------          -------           --------
                                                  -------          -------          -------          -------           --------

TOTAL INVESTMENT RETURN                            14.2%            28.0%            17.9%            30.0%             (2.1)%
                                                  -------          -------          -------          -------           --------
                                                  -------          -------          -------          -------           --------

NET ASSETS, END OF YEAR
     (000'S OMITTED)                              $38,356          $28,790          $20,565          $16,979           $12,973

RATIOS/SUPPLEMENTAL DATA:
     Ratio of Expenses to
        Average Net Assets                         0.91%            0.92%            1.08%            1.12%             1.11%

     Ratio of Net Investment Income
        to Average Net Assets                      2.69%            2.81%            3.16%            3.47%             3.80%

     Portfolio Turnover Rate
                                                  11.88%            5.32%            8.25%            3.95%            17.28%


*In 1998 net investment income per share represents net investment income divided by the average shares outstanding throughout the period.

                            Mairs and Power Balanced Fund

                                OFFICERS AND DIRECTORS
                                ----------------------


          William B. Frels . . . . . . . . . . . . . President and Director
          George A. Mairs, III . . . . . . . . . . . Secretary and Director
          Peter G. Robb. . . . . . . . . . . . .Vice-President and Director
          Lisa J. Hartzell . . . . . . . . . . . . . . . . . . . .Treasurer
          Charlton Dietz . . . . . . . . . . . . . . . . . . . . . Director
          Donald E. Garretson. . . . . . . . . . . . . . . . . . . Director
          J. Thomas Simonet. . . . . . . . . . . . . . . . . . . . Director

     INVESTMENT ADVISER                      TRANSFER AGENT

     Mairs and Power, Inc.                   Mairs and Power, Inc.
     W-1420 First National Bank Building     W-1420 First National Bank Building
     332 Minnesota Street                    332 Minnesota Street
     Saint Paul, Minnesota 55101-1363        Saint Paul, Minnesota 55101-1363

     INDEPENDENT AUDITORS                    CUSTODIAN

     Ernst & Young LLP                       Firstar Bank Milwaukee, N.A.
     1400 Pillsbury Center                   615 East Michigan Street
     200 South Sixth Street                  P. O. Box 701
     Minneapolis, Minnesota 55402            Milwaukee, Wisconsin 53201-0701


                                ADDITIONAL INFORMATION


     MORE INFORMATION ON THE FUND IS AVAILABLE FREE UPON REQUEST, INCLUDING THE
     FOLLOWING:

- ANNUAL AND QUARTERLY REPORTS, WHICH DESCRIBE THE FUND'S PERFORMANCE AND LIST ITS PORTFOLIO HOLDINGS.

- STATEMENT OF ADDITIONAL INFORMATION (SAI), WHICH PROVIDES MORE DETAILS ABOUT THE FUND AND ITS INVESTMENT POLICIES AND RESTRICTIONS.

- YOU CAN OBTAIN A FREE COPY OF THE ANNUAL REPORT, QUARTERLY REPORTS OR SAI, REQUEST OTHER INFORMATION ABOUT THE FUND OR MAKE SHAREHOLDER INQUIRIES BY CALLING 1-651-222-8478.

- DOCUMENTS FILED BY THE FUND WITH THE SEC ARE AVAILABLE ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV, WHERE THEY ARE LISTED UNDER "MAIRS AND POWER BALANCED FUND, INC."

- INFORMATION ABOUT THE FUND, INCLUDING THE SAI, CAN ALSO BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU CAN ALSO OBTAIN COPIES BY MAILING YOUR REQUEST AND A DUPLICATING FEE TO THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, DC 20549-6009. INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM IS AVAILABLE BY CALLING THE SEC AT 1-800-SEC-0330.

-    THE FUND'S INVESTMENT COMPANY ACT FILE NUMBER IS 811-1048.

                         MAIRS AND POWER BALANCED FUND, INC.

                         STATEMENT OF ADDITIONAL INFORMATION

                                 Dated April 30, 1999

     Mairs and Power Balanced Fund, Inc. (the "Fund") is a no-load mutual fund that has as its investment objective to provide regular current income along with the potential for capital appreciation and a moderate level of volatility by investing in a diversified list of securities including bonds, preferred stocks, common stocks and other securities convertible into common stock.

     This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than what is contained in the Fund's Prospectus. It should be read in conjunction with the Prospectus, dated April 30, 1999, which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or writing the Fund. Certain portions of the Propectus have been incorporated by reference into this Statement of Additional Information, as noted herein. The address of the Fund is W-1420 First National Bank Building, 332 Minnesota Street, St. Paul, MN 55101-1363, and its telephone number is 1-651-222-8478.

The Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2

Investment Objective and Policies. . . . . . . . . . . . . . . . . . . .     2

Investment Limitations . . . . . . . . . . . . . . . . . . . . . . . . .     2

Portfolio Turnover . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

Purchasing and Redeeming Shares. . . . . . . . . . . . . . . . . . . . .     3

Principal Holders of Securities. . . . . . . . . . . . . . . . . . . . .     3

Officers and Directors . . . . . . . . . . . . . . . . . . . . . . . . .     4

Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . .     5

Transfer Agent and Custodian . . . . . . . . . . . . . . . . . . . . . .     5

Portfolio Transactions . . . . . . . . . . . . . . . . . . . . . . . . .     6

Taxation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6

Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .     7

THE FUND

     The Fund is an open-ended, diversified management company which was incorporated in Minnesota in 1961. The fund has authorized capital stock of 10,000,000 shares, $0.10 par value per share. Each share entitles the shareholder to one vote at all meetings of Fund shareholders. Shareholders will participate equally in dividends and capital gains distributions declared by the Fund for each share owned. Fund shares are transferable without restrictions and are redeemable at net asset value.

INVESTMENT OBJECTIVE AND POLICIES

     As discussed in "Investment Objective and Policies" in the Fund's Prospectus, the Fund will normally invest in a diversified list of securities, including bonds, preferred stocks, common stocks, and other securities convertible into common stock. The percentage of the Fund's assets that may be held in each category will vary in accordance with the judgment of the Fund's investment adviser, Mairs and Power, Inc. While equities and securities convertible into equities are expected to remain the dominant holdings in the Fund, it is expected that at least 25% of the Fund's assets will be invested in non-convertible fixed income securities. It is also the objective of the Fund to provide a current income yield of at least 25% greater than that of the Standard & Poor's 500 Stock Index, although there can be no assurance that this objective will be met.

INVESTMENT LIMITATIONS

     The Fund is subject to the following restrictions which may not be changed without the approval of a majority of the shareholders of the Fund. The vote of a majority of the shareholders means the vote, at the annual or a special meeting of the security holders, of holders representing (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities, whichever is less.

The Fund may not:

     (1) Purchase securities of any issuer if as a result, (a) more than 5% of the value of the total assets of the Fund would then be invested in the securities of a single issuer (other than U.S. Government obligations), or (b) more than 10% of any class of securities, or more than 10% of the outstanding voting securities, of the issuer would then be held by the Fund;

     (2) Purchase securities of other investment companies if as a result more than 5% of the Fund's total assets would then be (a) invested in the securities of that investment company, or (b) more than 10% of the Fund's assets would then be invested in securities of all investment companies;

     (3)  Concentrate more than 20% of its investments in a particular industry;

     (4) Purchase or sell real estate, real estate investment trusts, or other interests in real estate which are not readily marketable;

     (5)  Write, purchase or sell puts, calls, or combinations thereof;

     (6) Make loans (although it may acquire portions of an issuer's publicly distributed securities);

     (7)  Purchase securities on margin or sell short;

     (8) Borrow money, except that the Fund may borrow from banks up to 5% of its total assets to pay capital gains distributions, to pay income dividends, or to relieve an extraordinary or emergency situation, but not for investment purposes;

     (9) Mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund;

     (10) Participate on a joint or a joint and several basis in any trading account in securities;

     (11) Invest in companies for the purpose of exercising control of management;

     (12) Act as an underwriter of securities of other issuers;

     (13) Purchase or retain the securities of any issuer if officers and directors of the Fund or its investment adviser who own individually more than one-half of one percent of the securities of such issuer, together own more than 5% of the securities of such issuer;

     (14) Purchase or sell commodities or commodity contracts in the ordinary course of its business; or

     (15) Purchase or sell "restricted securities" in such a way as to become an "underwriter" within the meaning of that term as used in the Securities Act of 1933.

PORTFOLIO TURNOVER

     The following table sets forth the annual portfolio turnover rates for the Fund for the periods indicated.

                                      Year Ended December 31.

                                        1998           1997
                                        ----           ----
          Common Stocks                 3.08%          2.63%

          All Other Securities          8.79%          2.69%

     The Fund has not placed any limit on its rate of portfolio turnover and securities may be sold without regard to the time they have been held when in the opinion of the Investment Adviser, Mairs and Power, Inc., investment considerations warrant such action. Portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of securities with maturities of one year or less at the time the Fund acquired them) by the monthly average value of the securities in the Fund's portfolio during the year.

PURCHASING AND REDEEMING SHARES

     The purchase and redemption of the Fund's shares are subject to the procedures described in "Purchasing Shares" and "Redeeming Shares" in the Fund's Prospectus, which is incorporated herein by reference.

PRINCIPAL HOLDERS OF SECURITIES

     As of January 31, 1999, the only shareholder holding more than 5% of the Fund's outstanding shares was Smyth Profit Sharing and Savings Plan, St. Paul, MN (61,111 shares or 7.9%).

OFFICERS AND DIRECTORS

     The officers and directors of the Fund and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address for each Director and Officer is 332 Minnesota Street, W-1420 First National Bank Bldg., St. Paul, MN 55101-1363.




                                   Position(s) Held               Principal Occupation(s)
 Name, Address and Age             With Registrant                During Past Five Years
 ---------------------             ----------------               -----------------------
 William B. Frels, * 59            President and Director         Vice President and Secretary of the
                                                                  Investment Adviser

 George A. Mairs, III, * 70        Secretary and Director         President of the Investment Adviser

 Peter G. Robb, * 50               Vice President and Director    Vice President of the Investment
                                                                  Adviser

 Lisa J. Hartzell, 54              Treasurer                      Manager of Mutual Fund Services of
                                                                  the Investment Adviser

 Charlton Dietz, 68                Director                       Retired Senior Vice President, Legal
 3050 Minnesota World Trade Center                                Affairs and General Counsel,
 30 Seventh Street East                                           Minnesota Mining and Manufacturing
 St. Paul, MN  55101                                              Company

 Donald E. Garretson, 77           Director                       Retired Vice President,
 709 Linwood Avenue                                               Minnesota Mining and Manufacturing Company
 St. Paul, MN  55105

 J. Thomas Simonet, 72            Director                        Retired Chief Executive Officer, U.S.
 315 Stonebridge Boulevard                                        Bank Trust National Association
 St. Paul, MN  55105                                              (formerly First Trust National
                                                                  Association)

*Interested person of the Fund, as defined in the Investment Company Act of 1940.

     All of the above listed persons serve in the same officer and/or director capacities with Mairs and Power Growth Fund, Inc., an open-end investment company which also retains Mairs and Power, Inc. as its investment adviser, except that Mr. Mairs is President and Mr. Frels is Secretary of that fund.

     The Fund's non-interested directors are members of the Audit Committee, which makes recommendations to the Board regarding the selection of auditors and confers with the auditors regarding the scope and results of the annual audit. The Fund does not pay any remuneration to its Officers and Directors other than fees to Directors who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Fund's Investment Adviser, which fees totaled $6,000 in 1998. As of January 31, 1999, the Directors and Officers of the Fund, as a group, and their spouses and minor children beneficially owned 11,859 shares, or 1.5% of the Fund.

INVESTMENT ADVISER

     Mairs and Power, Inc. a Minnesota corporation, is the Investment Adviser of the Fund. Mairs and Power, Inc.'s shareholders, all of whom are officers and directors of the Fund, along with their percentage ownership positions in Mairs and Power, Inc., are listed below:

               George A. Mairs, III          43.1%
               William B. Frels              36.1%
               Peter G. Robb                 20.8%

     Mairs and Power, Inc. has furnished continuous investment supervision to the Fund since 1961. Mairs and Power, Inc. currently provides similar services to one other mutual fund, Mairs and Power Growth Fund, Inc., the net assets of which as of December 31, 1998 were $580,460,523.

     Mairs and Power, Inc. serves as Investment Adviser to the Fund under the terms of an Investment Advisory Agreement dated March 21, 1972, as amended May 17, 1982. The Investment Advisory Agreement must be approved annually by the Board of Directors of the Fund, including a majority of those directors who are not parties to such contract or "interested persons" of any such party as defined in the Investment Company Act of 1940, by vote cast in person at a meeting called for such purpose. The Agreement may be terminated at any time, without penalty, on sixty days' written notice by the Fund's Board of Directors, by the holders of a majority of the Fund's outstanding voting securities or by the Investment Adviser. The Agreement automatically terminates in the event of its assignment (as defined in the Investment Company Act of 1940 and the rules thereunder).

     As compensation for its services to the Fund, the Investment Adviser receives monthly compensation at the rate of one-twentieth of one percent of month-end net asset value (0.6% annually), computed and paid each month. The ratio of the management fee to average net assets in 1998 was 0.6%; the ratio of total expenses to average net assets was 0.91%. Mairs and Power, Inc. has agreed with the Fund that the expense ratio will not exceed the expense limitation of any state in which the Fund's shares are sold.

     Advisory fees paid by the Fund to Mairs and Power, Inc. amounted to $203,541 in 1998, $150,554 in 1997 and $113,288 in 1996. Under the terms of the Investment Advisory Agreement, the Investment Adviser agrees to render research, statistical and advisory services to the Fund, pay for office rental, executive salaries and executive expenses and pay all expenses related to the distribution and sale of Fund shares. All other expenses, such as brokerage commissions, fees charged by the Securities and Exchange Commission, custodian and transfer agent fees, legal and auditing fees, directors fees, taxes, premiums on fidelity bonds, supplies, and all other miscellaneous expenses are borne by the Fund. No compensation was paid to any other director or officer of the Fund.

TRANSFER AGENT AND CUSTODIAN

     Mairs and Power, Inc. acts as the Fund's Transfer Agent and Dividend Disbursing Agent and is reimbursed for all expenditures incurred in the discharge of these responsibilities. Reimbursements amounted to $22,911 in 1998, $11,743 in 1997, and $20,177 in 1996.

     Custodial services for the Fund are performed by Firstar Bank Milwaukee, N.A., 615 East Michigan Street, Milwaukee, WI 53201, pursuant to the terms of a Custodial Agreement reviewed annually by the Board of Directors. As Custodian, Firstar Bank Milwaukee, N.A controls all securities and cash for the Fund, receives and pays for securities purchased, delivers against payment for securities sold, receives and collects income from investments, makes all payments for Fund expenses and performs other administrative services, as directed in writing by authorized officers of the Fund. For these services, Firstar Bank

Milwaukee, N.A received $8,284 in 1998, $4,794 in 1997, and $2,329 for the period May 1, 1996 through December 31, 1996. Prior to May 1, 1996, Norwest Bank Minnesota, National Association acted as Custodian for the Fund. For their services as Custodian, Norwest Bank Minnesota, National Association received $2,581 in 1996.

PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Directors of the Fund, the Investment Adviser is responsible for the Fund's portfolio decisions and the placing of orders to effect the Fund's portfolio transactions. With respect to such transactions, the Investment Adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While the Investment Adviser generally seeks reasonably competitive commission rates, the Fund will not necessarily be paying the lowest commission or spread available. The Fund has no obligation to deal with any broker or dealer in the execution of its portfolio transactions, and there is no affiliation between the Fund's officers or directors, or its Investment Adviser, and any broker-dealer or affiliated persons of any broker-dealer who executes transactions for the Fund.

     Investment decisions for the Fund are made independently from those of Mairs and Power Growth Fund, Inc., also managed by Mairs and Power, Inc. When these funds are simultaneously engaged in the purchase or sale of the same securities the transactions are averaged as to price and allocated as to amount in accordance with a formula deemed equitable to each fund. In some cases this system may adversely affect the price paid or received by the Fund, or the size of the position obtainable for the Fund.

     Decisions with respect to allocations of portfolio brokerage will be made by the Investment Adviser. Portfolio transactions are normally placed with broker-dealers which provide the Fund's Investment Adviser with research and statistical assistance. Recognizing the value of these factors, the Fund may pay brokerage commissions in excess of those which another broker might charge for effecting the same transaction, even though the research services furnished by brokers through whom the Fund effects securities transactions may benefit other clients of Mairs and Power, Inc.

     For the year 1998, the Fund paid $11,825 in brokerage fees on purchase and sale of portfolio securities. All of this amount was paid to brokers or dealers who supplied research services to the Investment Adviser. Total brokerage fees for 1997 and 1996 amounted to $2,729 and $4,554 respectively.

TAXATION

     The Fund intends to comply, as it did in 1998, with the special provisions of Subchapter M of the Internal Revenue Code that relieves it from federal income tax on net investment income and capital gains currently distributed to shareholders. The Internal Revenue Code requires all regulated investment companies to pay a nondeductible 4% excise tax if less than 98% of ordinary income and 98% of capital gains are paid out to shareholders during the year in which they are earned or realized. The Fund intends to distribute income and capital gains in such a manner as to avoid this excise tax.

FINANCIAL STATEMENTS

     The Fund's financial statements, including a listing of portfolio securities as of December 31, 1998, are included in the Fund's Annual Report to Shareholders for the year ended December 31, 1998 and are incorporated herein by reference. The financial statements have been audited by Ernst & Young LLP, independent auditors, 1400 Pillsbury Center, 200 South Sixth Street, Minneapolis, Minnesota 55402, as set forth in their report appearing in the Annual Report and incorporated herein by reference. Additional copies of the Annual Report may be obtained, without charge, by writing or calling the Fund.

PART C.   OTHER INFORMATION

Item 23.  Exhibits

          1. Amended and Restated Articles of Incorporation. Incorporated by reference to registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 33, filed on April 9, 1990.

          1.A. Articles of Amendment dated May 23, 1997 to Amended and Restated Articles of Incorporation.

          1.B. Articles of Incorporation, Article V. Incorporated by reference to registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 33, filed on April 9, 1990.

          2. By-laws. Incorporated by reference to registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 33, filed on April 9, 1990.

          3.     None.

          4. Investment Advisory Contract. Incorporated by reference to registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 14, filed on April, 1972.

          5.     None.

          6.     None.

          7. Custodian Agreement entered into between the Fund and Firstar Trust Company on April 15, 1996. Incorporated by reference to registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 39, filed on April 29, 1996.

          8.     None.

          9.     None.

          10.    Consent of Independent Auditors.

          11.    None.

          12.    None.

          13.    None.

          14.    Financial Data Schedule.

          15. Mairs and Power, Inc. Prototype Self-Employed Money Purchase and Pension Plan, Trust, Summary Plan Description, Adoption Agreements Nos. 001 and 002, and Custody Agreement. Incorporated by reference to registrant's Registration Statement on Form N-1A, No. 2-18269, Post-Effective Amendment No. 36, filed on April 27, 1993.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          Inapplicable

Item 25.  INDEMNIFICATION

          The Fund's Amended and Restated Articles of Incorporation state that a director of the corporation shall have no personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director to the full extent such immunity is permitted from time to time under the Minnesota Business Corporation Act, as now enacted or hereafter amended, except as prohibited by the Investment Company Act of 1940, as amended.

          Section 302A.521 of the Minnesota Business Corporation Act provides that a Minnesota corporation shall indemnify any director, officer, or employee of the corporation made or threatened to be made a party to a proceeding, by reason of the former or present official capacity of the person, against judgments, penalties, fines, settlements and reasonable expenses incurred by the person in connection with the proceeding, provided that certain statutory standards are met. "Proceeding" means a threatened, pending or completed civil, criminal, administrative, arbitration or investigative proceeding, including one by or in the right of the corporation. Indemnification is required under Section 302A.521 only if the person (i) has not been indemnified by any other organization with respect to the same acts or omissions,
          (ii) acted in good faith, (iii) received no improper personal benefit,
          (iv) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful, and (v) reasonably believed that the conduct was in the best interest of the corporation.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Inapplicable

Item 27.  PRINCIPAL UNDERWRITERS

          Inapplicable

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

          Custodian:                    Firstar Bank Milwaukee, N.A.
                                        615 East Michigan Street
                                        P. O. Box 701
                                        Milwaukee, Wisconsin 53201-0701

          Transfer Agent:               Mairs and Power, Inc.
                                        W-1420 First National Bank Building
                                        332 Minnesota Street
                                        Saint Paul, Minnesota 55101-1363

          Investment Adviser:           Mairs and Power, Inc.
                                        W-1420 First National Bank Building
                                        332 Minnesota Street
                                        Saint Paul, Minnesota 55101-1363

Item 29.  MANAGEMENT SERVICES

          Inapplicable

Item 30.  UNDERTAKINGS

          Inapplicable

                                      SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485 (a)(1) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Paul, and State of Minnesota on the 30th day of April, 1999.

                                   MAIRS AND POWER BALANCED FUND, INC.

                                   /s/ William B. Frels
                                   ---------------------------------------------
                                   William B. Frels, President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ William B. Frels
-------------------------    President and Director
William B. Frels             (Principal Executive             April 30, 1999
                             Officer)


/s/ George A. Mairs, III
-------------------------    Secretary and Director
George A. Mairs, III         (Principal Financial and
                             Accounting Officer)              April 30, 1999


/s/ Peter  G. Robb
-------------------------
Peter  G. Robb               Vice President and               April 30, 1999
                             Director


/s/ Charlton Dietz
-------------------------
Charlton Dietz               Director                         April 30, 1999


/s/ Donald E. Garretson
-------------------------
Donald E. Garretson          Director                         April 30, 1999


/s/ J. Thomas Simonet
-------------------------
J. Thomas Simonet            Director                         April 30, 1999

                                    EXHIBIT INDEX

ITEM           DESCRIPTION

1-9.           Not filed herewith.

10.            Consent of Independent Auditors.

11-13.         Not filed herewith.

14.            Financial Data Schedule.

15.            Not filed herewith.